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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 2, 2007

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                                McGRATH RENTCORP
             (Exact name of registrant as specified in its Charter)


                                   California
                 (State or other jurisdiction of incorporation)


           0-13292                                       94-2579843
   (Commission File Number)                 (I.R.S. Employee Identification No.)


                 5700 Las Positas Road, Livermore, CA 94551-7800
                    (Address of principal executive offices)


                                 (925) 606-9200
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition.

     On August 2, 2007, McGrath RentCorp (the "Company") announced via press release the Company's results for its second quarter ended June 30, 2007. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Items 2.02 and 9.01 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission, and shall not be incorporated by reference in any filing under the Securities Act of 1934 or the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

           (d)   Exhibits.

                 Exhibit No.    Description
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                    99.1        Press Release of McGrath RentCorp, dated
                                August 2, 2007.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                McGRATH RENTCORP

Dated:  August 2, 2007                          By: /s/  Keith E. Pratt
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                                                         Keith E. Pratt
                                                         Vice President and
                                                         Chief Financial Officer








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